Short-term Borrowings	12 Months Ended
Dec. 31, 2020
Short Term Borrowings [Abstract]
Short-term Borrowings
7.	SHORT-TERM BORROWINGS

Short-term borrowings consisted of the followings:

	As of December 31,
	2019	2020
	RMB	RMB
Bank Borrowings	85,000	-

(1)

In December 2019, one PRC subsidiary of the Group entered into a facility agreement with a PRC commercial bank (the "Lender") to obtain a short-term borrowing facility totalling RMB67,000, which is guaranteed by the Hong Kong subsidiary of the Group and the Company. In December 2019, a loan of RMB67,000 under this facility was drawn, bearing a fixed interest rate of one year Loan Prime Rate plus 2.35% per annum. The loan was fully repaid in July 2020.

According to the facility agreement, the Company issued a warrant to a designee of the Lender that is measured at fair value at the end of each period. The amount of the warrant is insignificant.

(2)

In October and November 2019, a VIE and a subsidiary of the Group entered into two one-year bank loan agreements with another PRC commercial bank. Each borrowed loan amounted to RMB9,000 with fixed interest rates of 4.35%. The loans were pledged with the restricted term deposits with the total amount of RMB20,000. The loans were fully repaid in 2020.

The use of proceeds of short-term borrowings are for general corporate operation purposes. The carrying amount of short-term borrowings approximates their fair value as the interest rates are at the same level of current market yield for comparable debts and the original maturities are short-term.